UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2012

Bluerock Enhanced Multifamily Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Heron Tower, 70 East 55th Street, 9th Floor New York, NY 10022
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01          ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Item 2.01 is incorporated herein by reference.

ITEM 2.01          COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 22, 2012, Bluerock Enhanced Multifamily Trust, Inc. (the “Company”), through Bluerock Enhanced Multifamily Partnership, L.P., our operating partnership, and our operating partnership’s wholly owned subsidiaries, BEMT Springhouse, LLC (“BEMT Springhouse”), BEMT Creekside, LLC (“BEMT Creekside”) and BEMT Meadowmont, LLC (“BEMT Meadowmont”), entered into a Membership Interest Purchase and Sale Agreement (“MIPA”) with Bluerock Special Opportunity + Income Fund, LLC (“BEMT Co-Investor”) and Bluerock Special Opportunity + Income Fund I, LLC (“BEMT Co-Investor II”), pursuant to which the Company, on June 27, 2012, completed the purchase of an additional 1.0% joint venture equity interest in BR Springhouse Managing Member, LLC (the “Springhouse Managing Member JV Entity”) and an additional 2.0% joint venture equity interest in BR Creekside Managing Member, LLC (the “Creekside Managing Member JV Entity”) for an aggregate purchase price of $202,532, excluding closing costs, and sold all of its joint venture interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”), for an aggregate sale price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of the Advisor of $136,216. BEMT Co-Investor and BEMT Co-Investor II are managed by affiliates of the Company’s sponsor. The MIPA contains terms, conditions, representations, warranties, covenants and indemnities that are customary and standard in the real estate industry. The purchase and sale prices in the transactions were determined based on MAI, independent appraisals dated May 2012 for each of the properties underlying the subject joint ventures.

Acquisition of Original Joint Venture Interest in Springhouse

On December 3, 2009, through BEMT Springhouse, the Company completed an investment in a joint venture along with BEMT Co-Investor and Hawthorne Springhouse, LLC, an unaffiliated party, to acquire a 432-unit garden-style multifamily community known as Springhouse at Newport News, located in Newport News, Virginia. Prior to the consummation of the transactions described above, the Company held a 50% equity interest in the Springhouse Managing Member JV Entity through BEMT Springhouse, and BEMT Co-Investor held the remaining 50% equity interest in the Springhouse Managing Member JV Entity. The Springhouse Managing Member JV Entity holds a 75% equity interest in BR Hawthorne Springhouse JV, LLC (the “Springhouse JV Entity”) and acts as the manager of the Springhouse JV Entity. Hawthorne Springhouse, LLC, an unaffiliated third party (“Hawthorne Springhouse”) holds the remaining 25% interest in the Springhouse JV Entity. The Springhouse JV Entity is the sole owner of BR Springhouse, LLC, a special-purpose entity that holds title to the Springhouse property (“BR Springhouse”). The material features of the Company’s initial investment, the joint ventures and the Springhouse property were previously reported in the Company’s Current Report on Form 8-K dated December 3, 2009, which is incorporated herein by reference.

Purchase of Additional Interest in Springhouse Managing Member JV Entity by the Company

Pursuant to the MIPA, BEMT Co-Investor sold a 1.0% equity interest in the Springhouse Managing Member JV Entity to BEMT Springhouse for $93,000 in cash, such that the Company now holds a 51.0% equity interest in the Springhouse Managing Member JV Entity through BEMT Springhouse and BEMT Co-Investor holds the remaining 49.0% equity interest. The Company funded the purchase price with a portion of the net proceeds of the disposition of its joint venture equity interest in the Meadowmont Managing Member JV Entity. The purchase price was determined by an MAI, independent appraisal of the Springhouse property dated May 2012, and reflects the indirect equity interest’s proportionate share of the appraised value of the Springhouse property. Prior to consummation of the transaction, the Company’s board of directors, including all of its independent directors, determined that the purchase of the additional equity interest for the consideration paid was fair and reasonable to the Company and that the excess of consideration over the price originally paid by BEMT Co-Investor to acquire the equity interest was substantially justified by the gain in market value of the Springhouse property since the initial acquisition.

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Additionally, in connection with the MIPA, modifications were made to the governance rights with respect to the Springhouse Managing Member JV Entity, including BEMT Springhouse becoming the sole manager of the Springhouse Managing Member JV Entity and having control rights over daily administration of the Springhouse Managing Member JV and certain property-level decisions of the Springhouse Managing Member JV at the Springhouse JV Entity, including through its control of the management committee.

These changes will result in the Company having sufficient control over the Springhouse Managing Member JV Entity such that the Company would expect to consolidate all of the Springhouse Managing Member JV Entity on the Company’s financial statements. Investments reported on a consolidated basis will reflect gross amounts of assets, liabilities and noncontrolling interests in the balance sheet and gross amounts of revenues and expenses in the statement of operations. Prior to the transactions described herein, the Company’s investment in the Springhouse Managing Member JV Entity was reported on an unconsolidated basis under the equity method and reflected those amounts as a single net amount on each statement.

As a result of the structure described above and subsequent transfers of joint venture interest from BEMT Co-Investor to the Company, the Company holds a 38.25% indirect equity interest in the Springhouse property, BEMT Co-Investor holds a 36.75% indirect equity interest in the Springhouse property, and Hawthorne Springhouse holds the remaining 25% indirect equity interest. The Company, BEMT Co-Investor and Hawthorne each receive current distributions from the operating cash flow generated by the Springhouse property in proportion to these respective percentage equity interests.

The Springhouse Property

The Springhouse property is comprised of 432 units, featuring one- and two-bedroom layouts in 24, 2-story garden-style apartment buildings surrounding a centralized lake. The property contains approximately 310,826 rentable square feet and the average unit size is 728 square feet. Newport News, VA is part of the Virginia Beach-Norfolk-Newport News, VA-NC MSA. The community features include clubhouse, fitness center, swimming pool, tennis court, volleyball court, picnic area and private lake with gazebo. The Springhouse property is encumbered by a $23.4 million senior mortgage loan made to BR Springhouse.

Acquisition of Original Joint Venture Interest in Creekside

On March 31, 2010, through BEMT Creekside, the Company completed an investment in a joint venture along with BEMT Co-Investor, BEMT Co-Investor II, and Hawthorne Creekside, LLC, an unaffiliated party, to acquire a 192-unit garden-style multifamily community known as The Reserve at Creekside Village, located in Chattanooga, Tennessee. Prior to the consummation of the transactions described above, the Company held a one-third (1/3) equity interest in BR Creekside Managing Member, LLC (the “Creekside Managing Member JV Entity”) through BEMT Creekside, a wholly owned subsidiary of its operating partnership. BEMT Co-Investor and BEMT Co-Investor II each held a one-third (1/3) equity interest in the Creekside Managing Member JV Entity. The Creekside Managing Member JV Entity holds a 69.925% equity interest in BR Hawthorne Creekside JV, LLC (the “Creekside JV Entity”) and acts as the manager of the Creekside JV Entity. Hawthorne Creekside, LLC, an unaffiliated third party (“Hawthorne Creekside”), holds the remaining 30.075% interest in the Creekside JV Entity. The Creekside JV Entity is the sole owner of BR Creekside, LLC, a special-purpose entity that holds title to the Creekside property (“BR Creekside”). The material features of the Company’s initial investment, the joint ventures and the Creekside property were previously reported in the Company’s Current Report on Form 8-K dated March 31, 2010, which is incorporated herein by reference.

Purchase of Additional Interests in Creekside Managing Member JV Entity by the Company

Pursuant to the MIPA, BEMT Co-Investor sold a 1.0% equity interest in the Creekside Managing Member JV Entity to BEMT Creekside for $54,766 in cash and BEMT Co-Investor II sold a 1.0% equity interest in the Creekside Managing Member JV Entity to BEMT Creekside for $54,766 in cash, such that the Company now holds a 35.33% equity interest in the Creekside Managing Member JV Entity through BEMT Springhouse, BEMT Co-Investor holds a 32.34% equity interest and BEMT Co-Investor II holds the remaining 32.33% equity interest. The Company funded the purchase price with a portion of the net proceeds of the disposition of its joint venture equity interest in the Meadowmont Managing Member JV Entity. The purchase price was determined by an MAI, independent appraisal of the Creekside property dated May 2012, and reflects the indirect equity interests’ proportionate share of the appraised value of the Creekside property. Prior to consummation of the transaction, the Company’s board of directors, including all of its independent directors, determined that the purchase of the additional equity interest for the consideration paid was fair and reasonable to the Company and that the excess of consideration over the price originally paid by each of BEMT Co-Investor and BEMT Co-Investor II to acquire their respective equity interests was substantially justified by the gain in market value of the Creekside property since the initial acquisition.

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Additionally, in connection with the MIPA, modifications were made to the governance rights with respect to the Creekside Managing Member JV Entity, including BEMT Creekside becoming the sole manager of the Creekside Managing Member JV Entity and having control rights over daily administration of the Creekside Managing Member JV and certain property-level decisions of the Creekside Managing Member JV at the Creekside JV Entity, including through its control of the managing committee. These changes will result in the Company having sufficient control over the Creekside Managing Member JV Entity such that the Company would expect to consolidate all of the Creekside Managing Member JV Entity on the Company’s financial statements. Investments reported on a consolidated basis will reflect gross amounts of assets, liabilities and noncontrolling interests in the balance sheet and gross amounts of revenues and expenses in the statement of operations. Prior to the transactions described herein, the Company’s investment in the Creekside Managing Member JV Entity was reported on an unconsolidated basis under the equity method and reflected those amounts as a single net amount on each statement.

As a result of the structure described above, the Company now holds a 24.706% indirect equity interest in the Creekside Property, BEMT Co-Investor and BEMT Co-Investor II each hold a 22.61% indirect equity interest in the Creekside Property (45.22% in the aggregate) and Hawthorne holds the remaining 30.075% indirect equity interest. The Company, BEMT Co-Investor, BEMT Co-Investor II and Hawthorne will each receive current distributions from the operating cash flow generated by the Creekside Property in proportion to these respective percentage equity interests.

The Creekside Property

The Creekside Property is located in Chattanooga, Tennessee which is the fourth-largest city in that state. The property is comprised of 192 units, featuring one-, two- and three-bedroom layouts. The property contains approximately 211,632 rentable square feet and the average unit size is 1,102 square feet. The community features include gated access, a clubhouse, a fitness center, a resort-style swimming pool, and playgrounds. The Creekside Property is encumbered by a $12.84 million senior mortgage loan to BR Creekside.

Disposition of Joint Venture Interest in Meadowmont

Pursuant to the MIPA, the Company’s operating partnership, through BEMT Meadowmont, its wholly owned subsidiary, sold all of its 32.5% equity interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”) to BEMT Co-Investor II, for an aggregate purchase price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of the Advisor of $136,216. The Meadowmont Managing Member JV Entity holds an indirect 50% equity interest in a 258-unit multifamily community known as The Apartments at Meadowmont, located in Chapel Hill, North Carolina. The Company purchased its equity interest in the Meadowmont Managing Member JV Entity in April 2010 for $1.52 million and had a current total investment of approximately $1.6 million prior to the disposition. The net proceeds received from this sale were approximately $3.0 million, after the disposition fee.

ITEM 7.01          REGULATION FD Disclosure

On June 28, 2012, the Company intends to begin using the following information included in Item 7.01 of this Current Report on Form 8-K in connection with discussing the transactions reported in Item 2.01 of this Current Report on Form 8-K with stockholders and their financial advisors. The information included in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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Summary Pro Forma Financial Information

An unaudited pro forma consolidated balance sheet for the Company as of March 31, 2012, has been prepared to give effect to the purchase of additional joint venture interests in the Springhouse property and the Creekside property and the disposition of the joint venture interest in the Meadowmont property as if the purchase of interests occurred on March 31, 2012 (the “Pro Forma Balance Sheet”). The Pro-Forma Balance Sheet has been filed as an exhibit to this Current Report on Form 8-K beginning at page F-11, should be reviewed in its entirety and is subject to the assumptions, adjustments and qualifications described therein.

The change in financial reporting of the Company’s joint venture investments in the Springhouse property and the Creekside property from the equity method of reporting to consolidating those investments is expected to have a significant impact on the Company’s consolidated balance sheet. As described in the Pro Forma Balance Sheet, the pro forma effect of these transactions on the Company’s consolidated balance sheet as of March 31, 2012 would be to:

(1)	increase total assets from approximately $5.5 million to $63.4 million,

(2)	increase mortgage payable liabilities from zero to approximately $41.6 million,

(3)	increase total liabilities from approximately $4.1 million to $46.3 million, and

(4)	increase total stockholders’ equity from approximately $1.3 million to $5.1 million.

Additionally, an unaudited pro forma consolidated statement of operations of the Company for the three months ended March 31, 2012 has been prepared to give effect to the purchase of the joint venture interests in the Springhouse property and the Creekside property as if the purchase of interests occurred on January 1, 2011, and to give effect to the disposition of the joint venture interest in the Meadowmont property as if the disposition of the interest occurred on January 1, 2011 (the “March 31, 2012 Pro Forma Statement of Operations”). The March 31, 2012 Pro-Forma Statement of Operations has been filed as an exhibit to this Current Report on Form 8-K beginning at page F-11, should be reviewed in its entirety and is subject to the assumptions, adjustment and qualifications described therein. As described in the March 31, 2012 Pro Forma Statement of Operations, the pro forma effect of these transactions on the Company’s consolidated statement of operations for the three months ended March 31, 2012 would be to:

(1)	increase total revenues from zero to approximately $1.6 million,

(2)	increase total rent-related expenses from zero to approximately $1.1 million,

(3)	decrease equity in earnings of unconsolidated joint ventures from approximately $37 thousand to $13 thousand,

(4)	increase total expenses from approximately $0.4 million to $1.4 million,

(5)	increase operating income from a loss of approximately $0.4 million to income of $0.2 million, and

(6)	decrease net loss attributable to common shareholders from approximately $0.5 million to $0.3 million.

Additionally, an unaudited consolidated pro forma statement of operations of the Company for the year ended December 31, 2011 has been prepared to give effect to the purchase of the joint venture interests in the Springhouse property and the Creekside property as if the purchase of interests occurred on January 1, 2011, and to give effect to the disposition of the joint venture interest in the Meadowmont property as if the disposition of the interest occurred on January 1, 2011 (the “December 31, 2011 Pro Forma Statement of Operations”). The December 31, 2011 Pro-Forma Statement of Operations has been filed as an exhibit to this Current Report on Form 8-K beginning at page F-11, should be reviewed in its entirety and is subject to the assumptions, adjustment and qualifications described therein. As described in the December 31, 2011 Pro Forma Statement of Operations, the pro forma effect of these transactions on the Company’s consolidated statement of operations for the year ended December 31, 2011 would be to:

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(1)	increase total revenues from zero to approximately $6.0 million,

(2)	increase total rent-related expenses from zero to approximately $5.5 million,

(3)	increase equity in earnings of unconsolidated joint ventures from approximately a loss of $74 thousand to earnings of $77 thousand,

(4)	increase total expenses from approximately $4.0 million to $9.3 million,

(5)	decrease operating loss from approximately $4.0 million to $3.3 million, and

(6)	increase net loss attributable to common shareholders from approximately $4.3 million to $4.4 million.

Pro Forma Funds from Operations and Modified Funds from Operations

The Company is also providing supplemental pro forma financial information with respect to its actual funds from operations and modified funds from operations for the three months ended March 31, 2012 and the year ended December 31, 2011, to give effect to the purchase of the joint venture interests in the Springhouse property and the Creekside property and the disposition of the Meadowmont property. Funds from operations (“FFO”) is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. The Company considers FFO to be an appropriate supplemental measure of its operating performance as it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. The Company defines FFO, consistent with the National Association of Real Estate Investment Trusts (“NAREITs”) definition, as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of property and impairment charges, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis.

In addition to FFO, the Company uses modified funds from operations ("Modified Funds from Operations" or "MFFO"), as defined by the Investment Program Association (“IPA”). MFFO excludes from FFO the following items:

(1)	acquisition fees and expenses;
(2)	straight line rent amounts, both income and expense;
(3)	amortization of above or below market intangible lease assets and liabilities;
(4)	amortization of discounts and premiums on debt investments;
(5)	gains or losses from the early extinguishment of debt;
(6)	gains or losses on the extinguishment or sales of hedges, foreign exchange, securities and other derivative holdings except where the trading of such instruments is a fundamental attribute of our operations;
(7)	gains or losses related to fair value adjustments for derivatives not qualifying for hedge accounting, including interest rate and foreign exchange derivatives;
(8)	gains or losses related to consolidation from, or deconsolidation to, equity accounting;
(9)	gains or losses related to contingent purchase price adjustments; and
(10)	adjustments related to the above items for unconsolidated entities in the application of equity accounting.

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The Company believes that MFFO is helpful in assisting management, investors and analysts assess the sustainability of the Company’s operating performance, and in particular, after the Company’s offering and acquisition stages are complete primarily because it excludes acquisition expenses that affect property operations only in the period in which the property is acquired. Because the Company is currently in its acquisition stage, the Company expects that the exclusion of acquisition expense will be its most significant adjustment for the near future, although no acquisition expenses have been incurred in the three months ended March 31, 2012 or the year ended December 31, 2011. Thus, MFFO provides helpful information relevant to evaluating the Company’s operating performance in periods in which there is no acquisition activity.

In evaluating investments in real estate, including both business combinations and investments accounted for under the equity method of accounting, management's investment models and analysis differentiate costs to acquire the investment from the operations derived from the investment. Acquisition costs related to business combinations are to be expensed. The Company believes that by excluding expensed acquisition costs, MFFO provides useful supplemental information that is comparable for each type of our real estate investments and is consistent with management's analysis of the investing and operating performance of the Company’s properties. In addition, it provides investors with information about the Company’s operating performance so they can better assess the sustainability of the Company’s operating performance after its offering and acquisition stages are completed. Acquisition expenses include those incurred with the Company’s advisor or third parties.

Table 1 presents the Company’s calculation of actual FFO and MFFO for the three months ended March 31, 2012 and as adjusted, pro forma to give effect to the purchase of the joint venture interests in the Springhouse property and the Creekside property as if the purchase of interests occurred on January 1, 2011, and to give effect to the disposition of the joint venture interest in the Meadowmont property as if the disposition of the interest occurred on January 1, 2011. Table 2 presents the Company’s calculation of FFO and MFFO for the year ended December 31, 2011, and as adjusted, pro forma to give effect to the purchase of the joint venture interests in the Springhouse property and the Creekside property as if the purchase of interests occurred on January 1, 2011, and to give effect to the disposition of the joint venture interest in the Meadowmont property as if the disposition of the interest occurred on January 1, 2011. This unaudited pro forma supplemental information is prepared for informational purposes only and is not necessarily indicative of future results or of actual results that would have been achieved had the purchase of joint venture interests in Springhouse of Newport News and The Reserve at Creekside Village and disposition of joint venture interest in The Apartments at Meadowmont been consummated as of the dates indicated.

Because the Company has been raising capital in its initial public offering since inception, did not commence real estate operations until the end of 2009, made several additional equity investments in 2010 and made no investments in 2011, the actual and pro forma results presented in Table 1 and Table 2 below are not directly comparable and should not be considered an indication of our future operating performance.

TABLE 1	Three Months Ended March 31, 2012
	Actual	Pro Forma

Net loss attributable to common shareholders	$(450,067)	$(285,947)
Add:
Depreciation and amortization	-	439,576
Pro-rata share of unconsolidated JV depreciation and amortization(1)	245,366	71,708
Less:
Noncontrolling interest share of adjustments	-	(295,566)
FFO	(204,701)	(70,299)
Add:
Noncontrolling interest share of adjustments	-	65,340
Less:
Amortization of fair value of debt adjustment	-	(102,770)
Disposition of Meadowmont equity interest	-	(151,871)
MFFO	$(204,701)	$(259,530)

(1)	This represents our share of depreciation and amortization expense and acquisition costs at the properties that we account for under the equity method of accounting.

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TABLE 2	Year Ended December 31, 2011
	Actual	Pro Forma

Net loss attributable to common shareholders	$(4,315,331)	$(4,407,918)
Add:
Depreciation and amortization	-	3,013,953
Pro-rata share of unconsolidated JV depreciation and amortization(1)	1,045,949	367,396
Less:
Noncontrolling interest share of adjustments	-	(2,017,746)
FFO	(3,269,382)	(3,044,315)
Add:
Acquisition costs per statement of operations	-	44,645
Noncontrolling interest share of adjustments	-	261,360
Less:
Amortization of fair value of debt adjustment	-	(411,080)
Disposition of Meadowmont equity interest	-	(243,046)
MFFO	$(3,269,382)	$(3,392,436)

(1)	This represents our share of depreciation and amortization expense and acquisition costs at the properties that we account for under the equity method of accounting.

Operating cash flow, FFO and MFFO may also be used to fund all or a portion of certain capitalizable items that are excluded from FFO and MFFO, such as tenant improvements, building improvements and deferred leasing costs.

Presentation of this information is intended to assist the reader in comparing the sustainability of the operating performance of different REITs, although it should be noted that not all REITs calculate FFO or MFFO the same way, so comparisons with other REITs may not be meaningful. FFO or MFFO should not be considered as an alternative to net income (loss), as an indication of our liquidity, nor is either indicative of funds available to fund the Company’s cash needs, including the Company’s ability to make distributions. Both FFO and MFFO should be reviewed in connection with other GAAP measurements.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Acquired.

Springhouse at Newport News

Page
Independent Auditors’ Report	F-1
Statements of Revenues in Excess of Certain Expenses for the three months ended March 31, 2012 (unaudited) and for the years ended December 31, 2011 and 2010	F-2
Notes to the Statements of Revenues in Excess of Certain Expenses for the three months ended March 31, 2012 (unaudited) and for the years ended December 31, 2011 and 2010	F-3

The Reserve at Creekside Village

Page
Independent Auditors’ Report	F-6
Statements of Revenues in Excess of Certain Expenses for the three months ended March 31, 2012 (unaudited) and for the year ended December 31, 2011 and the period from March 31, 2010 (date of initial acquisition) to December 31, 2010	F-7
Notes to the Statements of Revenues in Excess of Certain Expenses for the three months ended March 31, 2012 (unaudited) and for the year ended December 31, 2011 and the period from March 31, 2010 (date of initial acquisition) to December 31, 2010	F-8

(b) Pro Forma Financial Information.

Bluerock Enhanced Multifamily Trust, Inc.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its other filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: June 28, 2012	/s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Bluerock Enhanced Multifamily Trust, Inc.:

We have audited the accompanying statements of revenues in excess of certain expenses (the Statements) of Springhouse at Newport News (Springhouse) for the years ended December 31, 2011 and 2010. These financial statements are the responsibility of Springhouse’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of Bluerock Enhanced Multifamily Trust, Inc., as described in note 2 to the Statements. It is not intended to be a complete presentation of Springhouses’ revenue and expenses.

In our opinion, the Statements referred to above present fairly, in all material respects, the revenues in excess of certain expenses, as described in note 2, of Springhouse for the years ended December 31, 2011 and 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Indianapolis, IN

June 28, 2012

F-1

SPRINGHOUSE AT NEWPORT NEWS

STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

	Three Months Ended March 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
	(Unaudited)
Revenues
Rental revenue	$954,814	$3,721,795	$3,704,869
Tenant reimbursements and other income	83,235	342,561	298,787
Total revenues	1,038,049	4,064,356	4,003,656

Certain Expenses
Property operating expenses	277,568	1,098,030	1,169,830
Property taxes and insurance	106,263	420,023	442,370
Management and oversight fees	53,252	165,424	176,217
Total certain expenses	437,083	1,683,477	1,788,417

Revenues in excess of certain expenses	$600,966	$2,380,879	$2,215,239

See accompanying notes to statements of revenues in excess of over certain expenses.

F-2

SPRINGHOUSE AT NEWPORT NEWS

NOTES TO STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

For the Three Months Ended March 31, 2012 (unaudited) and the Years Ended December 31, 2011 and 2010

Note 1 – Description of Real Estate Property

On December 3, 2009, through BEMT Springhouse, Bluerock Enhanced Multifamily Trust, Inc. (“the Company”) formed a joint venture along with BEMT Co-Investor and Hawthorne Springhouse, LLC, an unaffiliated party, to acquire a 432-unit garden-style multifamily community known as Springhouse at Newport News, located in Newport News, Virginia. Prior to the consummation of the transactions described above, the Company held a 50% equity interest in the Springhouse Managing Member JV Entity through BEMT Springhouse, and BEMT Co-Investor held the remaining 50% equity interest in the Springhouse Managing Member JV Entity. The Springhouse Managing Member JV Entity holds a 75% equity interest in BR Hawthorne Springhouse JV, LLC (the “Springhouse JV Entity”) and acts as the manager of the Springhouse JV Entity. Hawthorne Springhouse, LLC, an unaffiliated third party (“Hawthorne Springhouse”) holds the remaining 25% interest in the Springhouse JV Entity. The Springhouse JV Entity is the sole owner of BR Springhouse, LLC, a special-purpose entity that holds title to the Springhouse property (“BR Springhouse”).

Purchase of Additional Interest in Springhouse Managing Member JV Entity by the Company

Pursuant to the Membership Interest Purchase and Sale Agreement (“MIPA”), BEMT Co-Investor sold a 1.0% equity interest in the Springhouse Managing Member JV Entity to BEMT Springhouse for $93,000 in cash, such that the Company now holds a 51.0% equity interest in the Springhouse Managing Member JV Entity through BEMT Springhouse and BEMT Co-Investor holds the remaining 49.0% equity interest. The Company funded the purchase price with a portion of the net proceeds of the disposition of its joint venture equity interest in the Meadowmont Managing Member JV Entity. The purchase price was determined by an MAI, independent appraisal of the Springhouse property dated May 2012, and reflects the indirect equity interest’s proportionate share of the appraised value of the Springhouse property.

Additionally, in connection with the MIPA, modifications were made to the governance rights with respect to the Springhouse Managing Member JV Entity, including BEMT Springhouse becoming the sole manager of the Springhouse Managing Member JV Entity and having control rights over daily administration of the Springhouse Managing Member JV and certain property-level decisions of the Springhouse Managing Member JV at the Springhouse JV Entity, including through its control of the management committee.

These changes will result in the Company having sufficient control over the Springhouse Managing Member JV Entity such that the Company would expect to consolidate all of the Springhouse Managing Member JV Entity on the Company’s financial statements. Investments reported on a consolidated basis will reflect gross amounts of assets, liabilities and noncontrolling interests in the balance sheet and gross amounts of revenues and expenses in the statement of operations. Prior to the transactions described herein, the Company’s investment in the Springhouse Managing Member JV Entity was reported on an unconsolidated basis under the equity method.

As a result of the structure described above, the Company holds a 38.25% indirect equity interest in the Springhouse property, BEMT Co-Investor holds a 36.75% indirect equity interest in the Springhouse property, and Hawthorne Springhouse holds the remaining 25% indirect equity interest. The Company, BEMT Co-Investor and Hawthorne each receive current distributions from the operating cash flow generated by the Springhouse property in proportion to these respective percentage equity interests.

The Springhouse Property

The Springhouse property is comprised of 432 units, featuring one- and two-bedroom layouts in 24, 2-story garden-style apartment buildings surrounding a centralized lake. The property contains approximately 310,826 rentable square feet and the average unit size is 728 square feet. Newport News, VA is part of the Virginia Beach-Norfolk-Newport News, VA-NC MSA. The community features include clubhouse, fitness center, swimming pool, tennis court, volleyball court, picnic area and private lake with gazebo. The Springhouse property is encumbered by a $23.4 million senior mortgage loan made to BR Springhouse.

F-3

SPRINGHOUSE AT NEWPORT NEWS

NOTES TO STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

For the Three Months Ended March 31, 2012 (unaudited) and the Years Ended December 31, 2011 and 2010

Note 2 – Basis of Presentation

The accompanying Statements of Revenues in Excess of Certain Expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summaries include the historical revenue and certain expenses of the Springhouse property, exclusive of interest income, interest expense, and depreciation and amortization, which may not be comparable to the proposed future operations of the Springhouse property.

Unaudited Interim Financial Information

The Statement of Revenues in Excess of Certain Expenses and notes thereto for the three months ended March 31, 2012, included in this report, are unaudited. In the opinion of the Company’s management, the Statement of Revenues in Excess of Certain Expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period.

Subsequent Events

In preparation of the accompanying Historical Summaries, subsequent events were evaluated for recognition or disclosure through June 28, 2012, which is the date the financial statements were issued.

Note 3 – Summary of Significant Accounting Policies

Revenue Recognition

The Springhouse property operations consist of rental income earned from its tenants under lease agreements with terms of one year or less. Rental income is recognized when earned. This policy effectively results in income recognition on the straight-line method over the related terms of the leases Tenant reimbursements and other income consist of charges billed to tenants for utilities, carport and garage rental, pets, administrative, application and other fees and are recognized when earned.

Use of Estimates

The preparation of the Historical Summaries in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Note 4 – Related Party Transactions

The Springhouse property pays a monthly property management fee of 3.0% of the annual gross revenue collected to Hawthorne Springhouse. In addition, the Springhouse property pays a monthly oversight fee to Bluerock Enhanced Multifamily Advisor, LLC, our Advisor, of 1.0% of annual gross revenue collected.

Note 5 – Commitment and Contingencies

Litigation

The Springhouse Property may be subject to legal claims that arise in the ordinary course of business. Management is not aware of any legal proceedings of which the outcome is reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

F-4

SPRINGHOUSE AT NEWPORT NEWS

NOTES TO STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

For the Three Months Ended March 31, 2012 (unaudited) and the Years Ended December 31, 2011 and 2010

Other Matters

The Springhouse Property is subject to various environmental laws of federal, state and local governments. The Company is not aware of any material environmental liabilities related to the Springhouse Property that could have a material adverse effect on its financial condition or results of operations presented.

F-5

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Bluerock Enhanced Multifamily Trust, Inc.:

We have audited the accompanying statements of revenues in excess of certain expenses (the Statements) of The Reserve at Creekside Village (Creekside), for the year ended December 31, 2011 and the period from March 31, 2010 (date of initial acquisition) to December 31, 2010. These financial statements are the responsibility of Creekside’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of Bluerock Enhanced Multifamily Trust, Inc., as described in note 2 to the Statements. It is not intended to be a complete presentation of Creekside’s revenue and expenses.

In our opinion, the Statements referred to above present fairly, in all material respects, the revenues in excess of certain expenses, as described in note 2, of Creekside for the year ended December 31, 2011 and the period from March 31, 2010 (date of initial acquisition) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Indianapolis, IN

June 28, 2012

F-6

THE RESERVE AT CREEKSIDE VILLAGE

STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

	Three Months Ended March 31, 2012	For the Year Ended December 31, 2011	For the Period From March 31, 2010 (date of initial acquisition) to December 31, 2010
	(Unaudited)
Revenues
Rental revenue	$505,102	$1,954,615	$1,362,630
Tenant reimbursements and other income	50,039	136,776	84,742
Total revenues	555,141	2,091,391	1,447,372

Certain Expenses
Property operating expenses	104,036	486,639	323,808
Property taxes and insurance	77,032	307,894	236,669
Management and oversight fees	22,293	85,937	58,318
Total certain expenses	203,361	880,470	618,795

Revenues in excess of certain expenses	$351,780	$1,210,921	$828,577

See accompanying notes to statements of revenues in excess of over certain expenses.

F-7

THE RESERVE AT CREEKSIDE VILLAGE

NOTES TO STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

For the Three Months Ended March 31, 2012 (unaudited), the Year Ended December 31, 2011 and the Period

From March 31, 2010 (date of initial acquisition) to December 31, 2010

Note 1 – Description of Real Estate Property

On March 31, 2010, through BEMT Creekside, Bluerock Enhanced Multifamily Trust, Inc. (“the Company”) formed a joint venture along with BEMT Co-Investor, BEMT Co-Investor II, and Hawthorne Creekside, LLC, an unaffiliated party, to acquire a 192-unit garden-style multifamily community known as The Reserve at Creekside Village, located in Chattanooga, Tennessee. Prior to the consummation of the transactions described above, the Company held a one-third (1/3) equity interest in BR Creekside Managing Member, LLC (the “Creekside Managing Member JV Entity”) through BEMT Creekside, a wholly owned subsidiary of its operating partnership. BEMT Co-Investor and BEMT Co-Investor II each held a one-third (1/3) equity interest in the Creekside Managing Member JV Entity. The Creekside Managing Member JV Entity holds a 69.925% equity interest in BR Hawthorne Creekside JV, LLC (the “Creekside JV Entity”) and acts as the manager of the Creekside JV Entity. Hawthorne Creekside, LLC, an unaffiliated third party (“Hawthorne Creekside”), holds the remaining 30.075% interest in the Creekside JV Entity. The Creekside JV Entity is the sole owner of BR Creekside, LLC, a special-purpose entity that holds title to the Creekside property (“BR Creekside”).

Purchase of Additional Interests in Creekside Managing Member JV Entity by the Company

Pursuant to the Membership Interest Purchase and Sale Agreement (“MIPA”), BEMT Co-Investor sold a 1.0% equity interest in the Creekside Managing Member JV Entity to BEMT Creekside for $54,766 in cash and BEMT Co-Investor II sold a 1.0% equity interest in the Creekside Managing Member JV Entity to BEMT Creekside for $54,766 in cash, such that the Company now holds a 35.34% equity interest in the Creekside Managing Member JV Entity through BEMT Springhouse, BEMT Co-Investor holds a 32.33% equity interest and BEMT Co-Investor II holds the remaining 32.33% equity interest. The Company funded the purchase price with a portion of the net proceeds of the disposition of its joint venture equity interest in the Meadowmont Managing Member JV Entity. The purchase price was determined by an MAI, independent appraisal of the Creekside property dated May 2012, and reflects the indirect equity interests’ proportionate share of the appraised value of the Creekside property.

Additionally, in connection with the MIPA, modifications were made to the governance rights with respect to the Creekside Managing Member JV Entity, including BEMT Creekside becoming the sole manager of the Creekside Managing Member JV Entity and having control rights over daily administration of the Creekside Managing Member JV and certain property-level decisions of the Creekside Managing Member JV at the Creekside JV Entity, including through its control of the managing committee.

These changes will result in the Company having sufficient control over the Creekside Managing Member JV Entity such that the Company would expect to consolidate all of the Creekside Managing Member JV Entity on the Company’s financial statements. Investments reported on a consolidated basis will reflect gross amounts of assets, liabilities and noncontrolling interests in the balance sheet and gross amounts of revenues and expenses in the statement of operations. Prior to the transactions described herein, the Company’s investment in the Creekside Managing Member JV Entity was reported on an unconsolidated basis under the equity method.

As a result of the structure described above, the Company now holds a 24.706% indirect equity interest in the Creekside Property, BEMT Co-Investor and BEMT Co-Investor II each hold a 22.610% indirect equity interest in the Creekside Property (45.22% in the aggregate) and Hawthorne holds the remaining 30.075% indirect equity interest. The Company, BEMT Co-Investor, BEMT Co-Investor II and Hawthorne will each receive current distributions from the operating cash flow generated by the Creekside Property in proportion to these respective percentage equity interests.

The Creekside Property

The Creekside Property is located in Chattanooga, Tennessee which is the fourth-largest city in that state. The property is comprised of 192 units, featuring one-, two- and three-bedroom layouts. The property contains approximately 211,632 rentable square feet and the average unit size is 1,102 square feet. The community features include gated access, a clubhouse, a fitness center, a resort-style swimming pool, and playgrounds. The Creekside Property is encumbered by a $12.84 million senior mortgage loan to BR Creekside.

F-8

THE RESERVE AT CREEKSIDE VILLAGE

NOTES TO STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

For the Three Months Ended March 31, 2012 (unaudited), the Year Ended December 31, 2011 and the Period

From March 31, 2010 (date of initial acquisition) to December 31, 2010

Note 2 – Basis of Presentation

The accompanying Statements of Revenues in Excess of Certain Expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summaries include the historical revenue and certain operating expenses of the Creekside property, exclusive of interest income, interest expense, and depreciation and amortization, which may not be comparable to the proposed future operations of the Creekside property.

Unaudited Interim Financial Information

The Statement of Revenues in Excess of Certain Expenses and notes thereto for the three months ended March 31, 2012, included in this report, are unaudited. In the opinion of the Company’s management, the Statements of Revenues in Excess of Certain Expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period.

Subsequent Events

In preparation of the accompanying Historical Summaries, subsequent events were evaluated for recognition or disclosure through June 28, 2012, which is the date the financial statements were issued.

Note 3 – Summary of Significant Accounting Policies

Revenue Recognition

The Creekside property operations consist of rental income earned from its tenants under lease agreements with terms of one year or less. Rental income is recognized when earned. This policy effectively results in income recognition on the straight-line method over the related terms of the leases Tenant reimbursements and other income consist of charges billed to tenants for utilities, carport and garage rental, pets, administrative, application and other fees and are recognized when earned.

Use of Estimates

The preparation of the Historical Summaries in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Note 4 – Related Party Transactions

The Creekside property pays a monthly property management fee of 3.0% of the annual gross revenue collected to Hawthorne Creekside. In addition, the Creekside property pays a monthly oversight fee to Bluerock Enhanced Multifamily Advisor, LLC, our Advisor, of 1.0% of annual gross revenue collected.

Note 5 – Commitment and Contingencies

Litigation

The Creekside Property may be subject to legal claims that arise in the ordinary course of business. Management is not aware of any legal proceedings of which the outcome is reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

F-9

THE RESERVE AT CREEKSIDE VILLAGE

NOTES TO STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

For the Three Months Ended March 31, 2012 (unaudited), the Year Ended December 31, 2011 and the Period

From March 31, 2010 (date of initial acquisition) to December 31, 2010

Other Matters

The Creekside Property is subject to various environmental laws of federal, state and local governments. The Company is not aware of any material environmental liabilities related to the Creekside Property that could have a material adverse effect on its financial condition or results of operations presented.

F-10

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet of Bluerock Enhanced Multifamily Trust, Inc (“the Company”) as of March 31, 2012, which has been filed with the SEC in the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2012. In addition, this pro forma information should be read in conjunction with the statement of revenues in excess of certain expenses and the notes thereto of Springhouse of Newport News and The Reserve at Creekside Village, which are included herein.

The following unaudited pro forma consolidated balance sheet as of March 31, 2012, has been prepared to give effect to the purchase of additional joint venture interests in Springhouse of Newport News and The Reserve at Creekside Village and the disposition of the joint venture interest in The Apartments at Meadowmont as if the purchase and sale of interests occurred on March 31, 2012.

The following unaudited pro forma statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the purchase of interests of Springhouse of Newport News and The Reserve at Creekside Village as if the purchase of interests occurred on January 1, 2011, with respect to the statement of operations for the three months ended March 31, 2012, January 1, 2011 with respect to the statement of operations for the year ended December 31, 2011, and the sale of interest in The Apartments at Meadowmont occurred on January 1, 2011.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the purchase of joint venture interests in Springhouse of Newport News and The Reserve at Creekside Village and disposition of joint venture interest in The Apartments at Meadowmont been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the purchase of interests. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

F-11

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2012

		Pro Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News (b)		The Reserve at Creekside Village (c)		The Apartments at Meadowmont		Pro Forma Total
ASSETS

Real Estate
Land	$-	$6,480,000	(d)	$1,920,000	(d)	$-		$8,400,000
Building and improvements	-	28,263,191	(d)	17,549,379	(d)	-		45,812,570
Furniture, fixtures and equipment	-	243,038	(d)	806,352	(d)	-		1,049,390
Total real estate	-	34,986,229		20,275,731		-		55,261,960
Investments in unconsolidated real estate joint ventures	5,152,610	(1,340,662)		(195,437)		(1,058,967	) (h)	2,557,544
In-place lease value	-	825,372	(d)	433,671	(d)	-		1,259,043
Cash and cash equivalents	233,335	125,137		118,837		2,977,366	(i)	3,454,675
Restricted cash	-	343,254		290,860		-		634,114
Accounts receivables and prepaids	100,692	81,024		72,173		-		253,889
TOTAL ASSETS	$5,486,637	$35,020,354		$20,995,835		$1,918,399		$63,421,225

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Mortgage payable	$-	$26,550,437	(e)	$15,032,245	(e)	$-		$41,582,682
Notes payable to affiliates	1,931,484	-		-		-		1,931,484
Accounts payable	4,104	38,155		44,807		-		87,066
Other accrued liabilities	166,836	376,914		162,307		-		706,057
Due to affiliates	1,953,679	-		-		-		1,953,679
Distributions payable	78,688	-		-		-		78,688

Total liabilities	4,134,791	26,965,506		15,239,359		-		46,339,656

Commitments and contingencies
Redeemable common stock	78,689	-		-		-		78,689

Stockholders' Equity:
Preferred stock, $0.01 par value, 250,000,000 shares authorized; none issued and outstanding	-	-		-		-		-
Common stock, $0.01 par value, 749,999,000 shares authorized; 1,380,772 shares issued and outstanding as of March 31, 2012	13,808	-		-		-		13,808
Nonvoting convertible stock, $0.01 par value per share; 1,000 shares authorized, issued and outstanding	10	-		-		-		10
Additional paid-in-capital, net of costs	9,793,833	-		-		-		9,793,833
Cumulative distributions and net losses	(8,534,494)	3,055,573	(f)	1,312,094	(f)	1,918,399		(2,248,428)
Total stockholders' equity	1,273,157	3,055,573		1,312,094		1,918,399		7,559,223
Noncontrolling interest	-	4,999,275	(g)	4,444,382	(g)	-		9,443,657
Total equity	1,273,157	8,054,848		5,756,476		1,918,399		17,002,880
TOTAL LIABILITIES AND EQUITY	$5,486,637	$35,020,354		$20,995,835		$1,918,399		$63,421,225

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

F-12

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2012

(a)	Historical financial information derived from the Company’s quarterly report on Form 10-Q as of March 31, 2012.
(b)	Represents the purchase of interest of Springhouse at Newport News. The purchase price of the Springhouse property was approximately $93,000, plus closing costs. This amount was funded by cash available from the sale of the Company’s 32.5% equity interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”) to BEMT Co-Investor II. Amounts presented are at fair value.
(c)	Represents the purchase of interest of The Reserve at Creekside Village. The purchase price of the Creekside property was approximately $109,532, plus closing costs. This amount was funded by cash available from the sale of the Company’s 32.5% equity interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”) to BEMT Co-Investor II. Amounts presented are at fair value.
(d)	Represents the preliminary purchase price allocations incurred related to the purchase of interest in the Springhouse and Creekside properties. The Company recorded tangible assets and identifiable intangibles (consisting of in-place leases) based on their estimated fair values.
(e)	Represents mortgage payable assumed at fair value at the date of acquisition.
(f)	Represents the Company’s interest in the consolidated property’s cumulative distributions and net losses.
(g)	Represents the noncontrolling interest in the consolidated property’s cumulative distributions and net losses.
(h)	Represents the sale of the Company’s 32.5% equity interest in BR Meadowmont Managing Member LLC, which indirectly owns The Apartments at Meadowmont.
(i)	Represents cash value received for the sale of the Company’s 32.5% interest in BR Meadowmont Managing Member LLC, which indirectly owns The Apartments at Meadowmont.

F-13

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2012

		Pro-Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News (b)		The Reserve at Creekside Village (c)		The Apartments at Meadowmont (d)	Pro Forma Total

Revenue
Net rental income	$-	$961,484	(e)	$507,968	(e)	$-	$1,469,452
Tenant reimbursements and other	-	44,234	(e)	44,341	(e)	-	88,575
Total revenues	-	1,005,718		552,309		-	1,558,027
Expenses
Rental expenses	-	245,237	(f)	101,203	(f)	-	346,440
Property management fees	-	53,252	(f)	22,293	(f)	-	75,545
Depreciation and amortization	-	261,475	(g)	178,101	(g)	-	439,576
Real estate taxes and insurance	-	106,263	(f)	101,744	(f)	-	208,007

Total rent-related expenses	-	666,227		403,341		-	1,069,568

Other operating activities
Equity in (earnings) loss of unconsolidated joint ventures	(36,633)	(14,551	) (h)	34,742	(h)	3,013	(13,429)
General and administrative expenses	338,380	39,254	(f)	38,204	(f)	(136,525)	279,313
Asset management and oversight fees to affiliates	82,465	-		-		(18,359)	64,106

Total expenses	384,212	690,930		476,287		(151,871)	1,399,558

Operating income (loss)	(384,212)	314,788		76,022		151,871	158,469

Other income (expense)
Interest expense, net	(65,855)	(245,554	) (i)	(133,635	) (j)	-	(445,044)

Total other income (expense)	(65,855)	(245,554)		(133,635)		-	(445,044)

Net (loss) income	(450,067)	69,234		(57,613)		151,871	(286,575)

Net (loss) income attributable to Noncontrolling Interest	-	42,751	(k)	(43,379	) (k)	-	(628)
Net (loss) income attributable to common shareholders	$(450,067)	$26,483	(l)	$(14,234	) (l)	$151,871	$(285,947)

Basic and Diluted Loss Per Common Share	$(0.37)						$(0.24)

Weighted Average Common Shares Outstanding	1,207,248						1,207,248

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

F-14

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2012

(a)	Historical financial information derived from the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2012.
(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of interest in the Springhouse property as if these assets had been acquired on January 1, 2011. Adjustments were derived directly from the property’s actual results of operations for the quarter ended March 31, 2012.
(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of interest in the Creekside property as if these assets had been acquired on January 1, 2011. Adjustments were derived directly from the property’s actual results of operations for the three months ended March 31, 2012.
(d)	Reflects sale of the Company’s 32.5% equity interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”) to BEMT Co-Investor II, for an aggregate purchase price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of the Advisor of $136,216.
(e)	Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of Bluerock Enhanced Multifamily Trust, Inc.) for the three months ended March 31, 2012.
(f)	Represents rent-related expenses and expenses related to other operating activities based on historical operating results of each property.
(g)	Represents depreciation and amortization expense for the three months ended March 31, 2012 based on the preliminary allocation of the purchase. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year.
(h)	Represents the write-off of the Company’s equity interest in each property, upon consolidation of each property’s historical financial information.
(i)	Represents interest expense incurred on a $23.4 million mortgage loan which bears a fixed interest rate of 5.66% and matures on January 1, 2020, net of the amortization of the fair value of debt adjustment.
(j)	Represents interest expense incurred on a $13.0 million mortgage loan which bears a fixed interest rate of 4.60% and matures on November 11, 2050, net of the amortization of the fair value of debt adjustment.
(k)	Represents the noncontrolling interest in the consolidated property’s net income (loss).
(l)	Represents the Company’s interest in the consolidated property’s net income (loss).

F-15

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2011

		Pro-Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News (b)		The Reserve at Creekside Village (c)		The Apartments at Meadowmont (d)	Pro Forma Total
Revenue
Net rental income	$-	$3,721,795	(e)	$1,954,615	(e)	$-	$5,676,410
Tenant reimbursements and other	-	190,911	(e)	125,518	(e)	-	316,429
Total revenues	-	3,912,706		2,080,133		-	5,992,839
Expenses
Rental expenses	-	946,380	(f)	475,381	(f)	-	1,421,761
Property management fees	-	165,424	(f)	85,937	(f)	-	251,361
Depreciation and amortization	-	1,870,632	(g)	1,145,637	(g)	(2,316)	3,013,953
Real estate taxes and insurance	-	417,807	(f)	361,099	(f)	-	778,906

Total rent-related expenses	-	3,400,243		2,068,054		(2,316)	5,465,981

Other operating activities
Equity in (earnings) loss of unconsolidated joint ventures	73,665	(84,326	) (h)	(46,768	) (h)	(19,850)	(77,279)
General and administrative expenses	3,564,948	99,961	(f)	120,356	(f)	(165,937)	3,619,328
Asset management and oversight fees to affiliates	330,156	-		-		(46,140)	284,016

Total expenses	3,968,769	3,415,878		2,141,642		(234,243)	9,292,046

Operating income (loss)	(3,968,769)	496,828		(61,509)		234,243	(3,299,207)

Other income (expense)
Interest expense, net	(346,562)	(987,118	) (i)	(537,919	) (j)	8,803	(1,862,796)

Total other income (expense)	(346,562)	(987,118)		(537,919)		8,803	(1,862,796)

Net (loss) income	(4,315,331)	(490,290)		(599,428)		243,046	(5,162,003)

Net (loss) income attributable to Noncontrolling Interest	-	(302,754	) (k)	(451,331	) (k)	-	(754,085)
Net (loss) income attributable to common shareholders	$(4,315,331)	$(187,536	) (l)	$(148,097	) (l)	$243,046	$(4,407,918)

Basic and Diluted Loss Per Common Share	$(5.34)						$(5.45)

Weighted Average Common Shares Outstanding	809,304						809,304

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

F-16

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(a)	Historical financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2011.
(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of interest in the Springhouse property as if these assets had been acquired on January 1, 2011. Adjustments were derived directly from the property’s actual results of operations for the year ended December 31, 2011.
(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of interest in the Creekside property as if these assets had been acquired on January 1, 2011. Adjustments were derived directly from the property’s actual results of operations for the year ended December 31, 2011.
(d)	Reflects sale of the Company’s 32.5% equity interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”) to BEMT Co-Investor II, for an aggregate purchase price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of the Advisor of $136,216.
(e)	Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of Bluerock Enhanced Multifamily Trust, Inc.) for the year ended December 31, 2011.
(f)	Represents rent-related expenses and expenses related to other operating activities based on historical operating results of each property.
(g)	Represents depreciation and amortization expense for the year ended December 31, 2011 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year.
(h)	Represents the write-off of the Company’s equity interest in each property, upon consolidation of each property’s historical financial information.
(i)	Represents interest expense incurred on a $23.4 million mortgage loan which bears a fixed interest rate of 5.66% and matures on January 1, 2020, net of the amortization of the fair value of debt adjustment.
(j)	Represents interest expense incurred on a $13.0 million mortgage loan which bears a fixed interest rate of 4.60% and matures on November 11, 2050, net of the amortization of the fair value of debt adjustment.
(k)	Represents the noncontrolling interest in the consolidated property’s net income (loss).
(l)	Represents the Company’s interest in the consolidated property’s net income (loss).

F-17